Exhibit 10.4

Second Amendment to Sections 13.13.1 and 13.13.2 of Monitoring, Maintenance, Repair and Upgrade Agreement

Sections 13.13.1 and 13.13.2 of the Monitoring, Maintenance, Repair and Upgrade Agreement effective January 2, 2015 between the undersigned parties are hereby amended as follows:

Section 13.13.1

Section 13.13.1 originally read as follows:

Pilot Program Contingency. Customer’s obligations under this Agreement shall be and hereby are contingent upon the institution, completion by that date which is one hundred twenty (120) days after the Effective Date (which date may be extended for an additional thirty (30) days at Customer’s option upon prior written notice to P2O), and Customer’s acceptance, in its sole discretion, of the results of, of a pilot test program (the “Pilot Program”), whereby Customer shall utilize, on terms mutually agreeable to P2O and Customer, P2O’s facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Customer’s willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Agreement by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

Section 13.13.1 was previously amended and currently reads as follows:

Pilot Program Contingency. Customer’s obligations under this Agreement shall be and hereby are contingent upon the institution, completion by that date which is two hundred ten (210) days after the Effective Date (which date may be extended for an additional thirty (30) days at Customer’s option upon prior written notice to P2O), and Customer’s acceptance, in its sole discretion, of the results of, of a pilot test program (the “Pilot Program”), whereby Customer shall utilize, on terms mutually agreeable to P2O and Customer, P2O’s facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Customer’s willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Agreement by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

By this Second Amendment, Section 13.13.1 is amended again to read as follows:

Pilot Program Contingency. Customer’s obligations under this Agreement shall be and hereby are contingent upon the institution, completion by that date which is three hundred (300) days after the Effective Date (which date may be extended for an additional thirty (30) days at Customer’s option upon prior written notice to P2O), and Customer’s acceptance, in its sole discretion, of the results of, of a pilot test program (the “Pilot Program”), whereby Customer shall utilize, on terms mutually agreeable to P2O and Customer, P2O’s facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Customer’s willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Agreement by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

Section 13.13.2

Section 13.13.2 originally read as follows:

Financing Contingency. Customer’s obligations under this Agreement shall be and hereby are contingent upon Customer obtaining funding for (i) the Pilot Program on terms acceptable to Customer in its sole discretion, on or before that date which is thirty (30) calendar days after the Effective Date, and (ii) the Initial Order and working capital in amounts and upon terms acceptable to Customer in Customer’s sole discretion, on or before that date which is sixty (60) days after Customer’s written notice of removal or satisfaction of the Pilot Program Contingency.

Section 13.13.2 was previously amended and currently reads as follows:

Financing Contingency. Customer’s obligations under this Agreement shall be and hereby are contingent upon Customer obtaining funding for (i) the Pilot Program on terms acceptable to Customer in its sole discretion, on or before that date which is one hundred twenty (120) calendar days after the Effective Date, and (ii) the Initial Order and working capital in amounts and upon terms acceptable to Customer in Customer’s sole discretion, on or before that date which is sixty (60) days after Customer’s written notice of removal or satisfaction of the Pilot Program Contingency.

By this Second Amendment, Section 13.13.2 is amended again to read as follows:

Financing Contingency. Customer’s obligations under this Agreement shall be and hereby are contingent upon Customer obtaining funding for (i) the Pilot Program on terms acceptable to Customer in its sole discretion, on or before that date which is two hundred ten (210) calendar days after the Effective Date, and (ii) the Initial Order and working capital in amounts and upon terms acceptable to Customer in Customer’s sole discretion, on or before that date which is sixty (60) days after Customer’s written notice of removal or satisfaction of the Pilot Program Contingency.

All other terms and conditions of the Monitoring, Maintenance, Repair and Upgrade Agreement shall remain the same.

Dated: July 31, 2015	PLASTIC2OIL, INC., a Nevada corporation

	By:	/s/ Richard W. Heddle
Richard W. Heddle
President & CEO

Dated: July 31, 2015	ECONAVIGATION, LLC, a New York limited liability company

	By:	/s/ Mark D. Ragus
Mark D. Ragus
President

Item 6. Exhibits

(a) Exhibits

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
10.1	Second Amendment, dated July 31, 2015, between Plastic2Oil, Inc. and EcoNavigation, LLC Second Amendment to Sections 27.1 and 27.2 of Equipment Supply Contract
10.2	Second Amendment, dated July 31, 2015, between Plastic2Oil, Inc. and EcoNavigation, LLC Second Amendment to Sections 13.1 and 13.2 of Technology License and Referral Agreement
10.3	Second Amendment, dated July 31, 2015, between Plastic2Oil, Inc. and EcoNavigation, LLC Second Amendment to Sections 23.1 and 23.2 of Catalyst Supply Agreement
10.4	Second Amendment, dated July 31, 2015, between Plastic2Oil, Inc. and EcoNavigation, LLC to Sections 13.13.1 and 13.13.2 of Monitoring, Maintenance, Repair and Upgrade Agreement
31.1	Certification of Principal Executive Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002.
31.2	Certification of Principal Financial Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002.
32.1	Certification of Principal Executive Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002.
32.2	Certification of Principal Financial Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002.